UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  5/13/2015

Del Frisco's Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

920 S. Kimball Ave., Suite 100

Southlake, TX 76092

(Address of principal executive offices, including zip code)

(817) 601-3421

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 13, 2015, Del Frisco’s Restaurant Group, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of Directors:

	For	Withheld
Ian R. Carter	19,929,136	173,675
Richard L. Davis	19,502,343	600,468
Norman J. Abdallah	19,929,161	173,650
Mark S. Mednansky	19,929,336	173,475

There were 1,246,379 broker non-votes for each nominee.

(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2015:

For	Against	Abstain
21,246,358	4,764	98,068

There were no broker non-votes on this proposal.

(3)	Approval of the material terms of the performance goals under the Company’s 2012 Long-term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986:

For	Against	Abstain
19,206,806	796,672	99,333

There were 1,246,379 broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Frisco's Restaurant Group, Inc.

Date: May 14, 2015	By:	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr.
Chief Financial Officer